Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of July 1, 2026, by and among Lixte Biotechnology Holdings, Inc., a Delaware corporation (“PubCo”), and each of the persons and entities identified as “Holders” on the signature pages hereto (each, a “Holder” and collectively, the “Holders”).

RECITALS

WHEREAS, concurrently with the execution hereof, PubCo, NBD Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of PubCo (“Merger Sub”), and NOMAD Transportable Power Systems, Inc., a Delaware corporation (the “Company”), are entering into a Merger Agreement (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of PubCo (the “Merger”);

WHEREAS, pursuant to the Merger Agreement, PubCo will issue to the Holders shares of PubCo Common Stock and shares of Series D Convertible Preferred Stock of PubCo as merger consideration in connection with the Merger; and

WHEREAS, in connection with the Merger, PubCo has agreed to provide the Holders with certain registration rights with respect to the Registrable Securities (as defined below) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

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“Agreement” has the meaning set forth in the preamble hereto.

“Audit” has the meaning given to such term in the Merger Agreement.

“Blackout Period” has the meaning set forth in Section 3.4(a).

“Board” means the Board of Directors of PubCo.

“Business Day” means any day other than a Saturday, Sunday, or any other day on which commercial banks in New York, New York are authorized or required by law or executive order to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock of PubCo, par value $0.0001 per share.

“Company” has the meaning set forth in the Recitals.

“Demand Registration” means a registration of Registrable Securities under the Securities Act requested by the Principal Holders pursuant to Section 2.2.

“Effectiveness Deadline” has the meaning set forth in Section 2.1(b).

“Effectiveness Period” has the meaning set forth in Section 2.1(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Common Shares” means the shares of Common Stock issued or issuable to the Holders pursuant to the Merger Agreement as merger consideration.

“Exchange Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of the Exchange Preferred Shares pursuant to the Series D Certificate of Designation.

“Exchange Preferred Shares” means the shares of Series D Convertible Preferred Stock of PubCo issued or issuable to the Holders pursuant to the Merger Agreement as merger consideration.

“Filing Deadline” has the meaning set forth in Section 2.1(a).

“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405.

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“Holder” has the meaning set forth in the preamble hereto. A Person shall cease to be a Holder when such Person no longer holds any Registrable Securities.

“Merger” has the meaning set forth in the Recitals.

“Merger Agreement” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Recitals.

“Participating Principal Holder” means any Principal Holder participating in the applicable Demand Registration or Piggyback Registration, and “Participating Principal Holders” means all such Holders collectively.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, governmental authority, or any other entity.

“Piggyback Registration” has the meaning set forth in Section 2.3(a).

“Principal Holders” means, at any time of determination, one or more Holders that, collectively, hold at least fifteen percent (15%) of the then-outstanding Registrable Securities.

“PubCo” has the meaning set forth in the preamble hereto.

“PubCo Stockholder Approval” has the meaning given to such term in the Merger Agreement.

“Registrable Securities” means (i) the Exchange Common Shares, (ii) from and after receipt of the PubCo Stockholder Approval, the Exchange Conversion Shares, and (iii) any shares of Common Stock or other equity securities of PubCo issued or issuable with respect to, or in exchange for, any of the foregoing by way of stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or similar transaction; provided, however, that any particular security shall cease to be a Registrable Security when (A) it has been sold or transferred pursuant to an effective Registration Statement, (B) it has been sold pursuant to Rule 144 under the Securities Act without restriction (including without any volume, manner of sale, or other limitations), or (C) it has been transferred in a private transaction in which the transferor’s registration rights under this Agreement are not assigned to the transferee in accordance with Section 6.2. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement).

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“Registration Expenses” means all expenses incurred by PubCo in connection with the performance of this Agreement and any registration pursuant to this Agreement, including, without limitation, all registration, filing, and qualification fees, printing and accounting fees, fees and disbursements of counsel for PubCo, and, with respect to any Demand Registration, the reasonable fees and disbursements of one legal counsel selected by the Principal Holders to represent the selling Holders, together with any necessary local counsel that may be required in an aggregate amount not to exceed $200,000 in total; provided, however, that Registration Expenses shall not include any underwriting discounts or commissions attributable to the sale of Registrable Securities, which shall be borne by the applicable Holders pro rata in proportion to their respective sales.

“Registration Statement” means any registration statement filed or to be filed by PubCo with the Commission pursuant to this Agreement covering the resale of Registrable Securities, including all amendments and supplements thereto, all exhibits thereto, and all materials incorporated by reference or deemed incorporated by reference therein.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series D Certificate of Designation” has the meaning given to such term in the Merger Agreement.

“Shelf Registration Statement” means a Registration Statement filed pursuant to Rule 415 under the Securities Act (or any successor rule) covering the resale of Registrable Securities on a delayed or continuous basis.

“Suspension Notice” has the meaning set forth in Section 3.4(a).

“Underwritten Offering” means a registered offering in which securities of PubCo are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

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ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Shelf Registration Statement.

(a) Initial Filing Obligation. PubCo shall use its best efforts to prepare and file with the Commission a Shelf Registration Statement covering the resale of all Registrable Securities no later than thirty (30) days following the later of (i) the date on which PubCo Stockholder Approval is obtained, (ii) the date on which the Audit is completed, and (iii) the six (6)-month anniversary of the closing of the Merger (or, with respect to Exchange Conversion Shares, if later, the date on which such Exchange Conversion Shares are first issued upon conversion of the Exchange Preferred Shares); provided, however, if PubCo Stockholder Approval is not obtained within one year following the closing of the Merger, then PubCo shall use its best efforts to prepare and file with the Commission a Shelf Registration Statement covering the resale of the Exchange Common Shares and will file a subsequent Shelf Registration Statement covering the resale of the remaining Registrable Securities upon PubCo Stockholder Approval (such date, the “Filing Deadline”). PubCo shall use its best efforts to prepare and file any such Registration Statement on Form S-3 (or any successor form) if PubCo is then eligible to use such form. If PubCo is not then eligible to file a Registration Statement on Form S-3, PubCo shall file the Registration Statement on Form S-1 (or any successor form). The Registration Statement filed pursuant to this Section 2.1(a) shall provide for the resale of the Registrable Securities pursuant to any method or combination of methods legally available to the Holders, including sales on a delayed or continuous basis pursuant to Rule 415.

(b) Effectiveness. PubCo shall use its best efforts to cause the Registration Statement filed pursuant to Section 2.1(a) to be declared effective by the Commission as promptly as practicable after filing, and in any event no later than (i) forty-five (45) days after the Filing Deadline if the Commission does not conduct a full review of such Registration Statement, or (ii) ninety (90) days after the Filing Deadline if the Commission conducts a full review of such Registration Statement (in each case, the “Effectiveness Deadline”). PubCo shall notify the Holders in writing promptly (and in any event within two (2) Business Days) after the Registration Statement becomes effective.

(c) Continued Effectiveness. PubCo shall use its best efforts to keep the Registration Statement continuously effective, available for use, and in compliance with the Securities Act until the earliest of (i) the date on which all Registrable Securities covered by such Registration Statement have been sold, (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction (including without any volume, manner of sale, current public information, or other limitations) pursuant to Rule 144 as determined by counsel to PubCo, and (iii) the third anniversary of the effective date of such Registration Statement (the “Effectiveness Period”).

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(d) Remedies for Registration Default. The parties acknowledge that the obligations of PubCo under this Agreement are unique and that the Holders would be irreparably harmed by a failure of PubCo to comply with the filing and effectiveness obligations set forth in this Agreement. Accordingly, in the event of any breach or threatened breach by PubCo of its obligations under Section 2.1, the Holders shall be entitled to seek specific performance and injunctive or other equitable relief as their sole and exclusive remedy for any such breach, without the requirement of posting any bond or other security and without the necessity of proving actual damages. For the avoidance of doubt, the Holders shall not be entitled to any monetary damages, penalties, or liquidated damages as a result of any failure by PubCo to meet any filing or effectiveness deadline under this Agreement.

Section 2.2 Demand Registrations.

(a) Requests for Registration. At any time and from time to time, the Principal Holders may request that PubCo register under the Securities Act all or any portion of their Registrable Securities on a Registration Statement, including by filing a new Registration Statement or, to the extent then available, a post-effective amendment, prospectus supplement, or other supplement to an effective Shelf Registration Statement. Each request for a Demand Registration shall specify the approximate number or dollar value of Registrable Securities requested to be registered and, if known, the intended method of distribution. The Principal Holders shall be entitled to request three (3) Demand Registrations, and PubCo shall pay all Registration Expenses whether or not any such Demand Registration is consummated; provided, however, that in no event shall PubCo be required to effectuate more than two (2) Demand Registrations within a one (1) year period.

(b) Notice to Other Holders. Within four (4) Business Days after receipt of any request for a Demand Registration, PubCo shall give written notice of such Demand Registration to all other Holders and, subject to Section 2.2(c), shall include in such Demand Registration and in all related registrations and qualifications under state securities or blue sky laws and any related underwriting all Registrable Securities with respect to which PubCo has received written requests for inclusion within ten (10) days after delivery of PubCo’s notice.

(c) Priority on Demand Registrations. PubCo shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the Principal Holders. If a Demand Registration is an Underwritten Offering and the managing underwriters advise PubCo in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included exceeds the number that can be sold without adversely affecting the marketability, proposed offering price, timing, or method of distribution of the offering, then PubCo shall include in such offering, prior to the inclusion of any securities that are not Registrable Securities: (i) first, as many of the Registrable Securities requested to be included by the Principal Holders initiating such Demand Registration as, in the opinion of such underwriters, can be sold without any such adverse effect; (ii) second, as many of the Registrable Securities requested to be included by any other Holders as, in the opinion of such underwriters, can be sold without any such adverse effect, pro rata among such Holders on the basis of the number of Registrable Securities owned by each such Holder; and (iii) third, as many of any other securities requested to be included as, in the opinion of such underwriters, can be sold without any such adverse effect.

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(d) Form of Registration. Each Demand Registration shall be registered on Form S-3 or any successor short-form registration statement whenever PubCo is permitted to use such form, unless otherwise requested by the Principal Holders. Any Demand Registration on Form S-1 or any successor long-form registration statement shall be an Underwritten Offering unless otherwise approved by the Principal Holders.

Section 2.3 Piggyback Registration Rights.

(a) Notice and Participation. If at any time PubCo proposes to file a registration statement under the Securities Act with respect to an offering (including primary and secondary registrations) of equity securities of PubCo for the account of PubCo or any other stockholder of PubCo (other than a registration statement (x) on Form S-4 or Form S-8, or any successor forms thereto, or (y) filed solely in connection with a dividend reinvestment or similar plan), PubCo shall give written notice of such proposed registration to each Holder at least ten (10) Business Days prior to the anticipated filing date of such registration statement (a “Piggyback Registration”).

(b) Inclusion of Registrable Securities. Subject to Section 2.3(c), PubCo shall include in each such registration all Registrable Securities with respect to which PubCo has received written requests for inclusion within five (5) Business Days after PubCo’s notice is given pursuant to Section 2.3(a).

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(c) Priority in Piggyback Registrations. If the managing underwriter or underwriters of any proposed Underwritten Offering in connection with a Piggyback Registration advise PubCo in writing that, in their opinion, the total number of securities proposed to be included in such offering exceeds the number that can be sold without adversely affecting the marketability, proposed offering price, timing, method of distribution, or probability of success of the offering, or PubCo determines in good faith, in the case of a non-underwritten offering, that the total number of securities proposed to be included in such offering exceeds the number that can be sold without adversely affecting the marketability, proposed offering price, timing, method of distribution, or probability of success of the offering, then PubCo shall include in such registration statement: (i) if the Piggyback Registration is a primary registration on behalf of PubCo, (A) first, the securities that PubCo proposes to sell, (B) second, as many of the Registrable Securities requested to be included by the Participating Principal Holders as, in the opinion of such underwriters in the case of an Underwritten Offering or as PubCo determines in good faith in the case of a non-underwritten offering, can be sold without any such adverse effect, (C) third, as many of the Registrable Securities requested to be included by any other Holders as, in the opinion of such underwriters in the case of an Underwritten Offering or as PubCo determines in good faith in the case of a non-underwritten offering, can be sold without any such adverse effect, pro rata among such Holders based on the number of Registrable Securities owned by each such Holder, and (D) fourth, as many of any other securities requested to be included as, in the opinion of such underwriters in the case of an Underwritten Offering or as PubCo determines in good faith in the case of a non-underwritten offering, can be sold without any such adverse effect; and (ii) if the Piggyback Registration is a secondary registration on behalf of holders of PubCo’s equity securities other than pursuant to Section 2.2, (A) first, as many of the securities requested to be included by the holders initially requesting such registration as, in the opinion of such underwriters in the case of an Underwritten Offering or as PubCo determines in good faith in the case of a non-underwritten offering, can be sold without any such adverse effect, (B) second, as many of the Registrable Securities requested to be included by the Participating Principal Holders as, in the opinion of such underwriters in the case of an Underwritten Offering or as PubCo determines in good faith in the case of a non-underwritten offering, can be sold without any such adverse effect, (C) third, as many of the Registrable Securities requested to be included by any other Holders as, in the opinion of such underwriters in the case of an Underwritten Offering or as PubCo determines in good faith in the case of a non-underwritten offering, can be sold without any such adverse effect, pro rata among such Holders based on the number of Registrable Securities owned by each such Holder, and (D) fourth, as many of any other securities requested to be included as, in the opinion of such underwriters in the case of an Underwritten Offering or as PubCo determines in good faith in the case of a non-underwritten offering, can be sold without any such adverse effect.

(d) Withdrawal. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Registration by delivering written notice to PubCo no later than two (2) Business Days prior to the anticipated effective date of such registration statement (or, in the case of an Underwritten Offering, no later than two (2) Business Days prior to the anticipated pricing date of such offering); provided that any Participating Principal Holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement, or, if there is no underwriting agreement, prior to the applicable registration statement becoming effective.

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ARTICLE III

REGISTRATION PROCEDURES

Section 3.1 General Obligations of PubCo.

In connection with any Registration Statement, Demand Registration, or Piggyback Registration pursuant to this Agreement, PubCo shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof and, as expeditiously as reasonably practicable, to:

(a) prepare and file with, or submit confidentially to, the Commission any Registration Statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, all in accordance with the Securities Act and applicable rules and regulations; provided that, before filing or confidentially submitting any Registration Statement, prospectus, amendment, or supplement, PubCo shall furnish to counsel selected by the Principal Holders copies of all such documents proposed to be filed or submitted, which documents shall be subject to the review and comment of such counsel;

(b) notify each Holder promptly: (i) when a Registration Statement, prospectus, prospectus supplement, or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective; (ii) when any registration or qualification has become effective under any state securities or blue sky law or any exemption thereunder has been obtained; (iii) of the receipt by PubCo of any request by the Commission for amendments or supplements to a Registration Statement or prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for such purpose; (v) of the receipt by PubCo or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (vi) of the occurrence of any event or information or circumstances as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 3.4, if required by applicable law or requested by the Principal Holders, PubCo shall use its best efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; and (vii) if at any time the representations and warranties of PubCo in any underwriting agreement, securities sale agreement, or other similar agreement relating to the offering cease to be true and correct;

(c) use its best efforts to prevent the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related prospectus, or any order suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, and, if any such order is issued, use its best efforts to obtain promptly the withdrawal of such order;

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(d) furnish to each Holder, without charge, such number of copies of the applicable Registration Statement and each amendment and supplement thereto (including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus and prospectus supplement), each Free Writing Prospectus, and such other documents as such Holder or any underwriter may reasonably request in order to facilitate the public sale or other disposition of such Holder’s Registrable Securities, and PubCo hereby consents to the use in accordance with applicable law of each such Registration Statement, amendment, supplement, prospectus, preliminary prospectus, prospectus supplement, and Free Writing Prospectus by each selling Holder and underwriter in connection with the offering and sale of the Registrable Securities covered thereby;

(e) use its best efforts to register or qualify, and cooperate with each Holder and its counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction as any Holder may reasonably request, do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities in such jurisdictions, and use its best efforts to cause such registrations or qualifications to remain effective during the Effectiveness Period; provided, however, that PubCo shall not be required in connection therewith or as a condition thereof to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any jurisdiction;

(f) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on the Nasdaq Capital Market or such other national securities exchange on which the Common Stock is then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, and to comply and continue to comply with the requirements of any self-regulatory organization applicable to PubCo, including all applicable corporate governance requirements;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the applicable Registration Statement;

(h) make available for inspection by each Holder, any managing underwriter participating in any distribution pursuant to a Registration Statement, and any attorney, accountant, or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents, and properties of PubCo, as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause the officers, directors, and employees of PubCo to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant, or other agent in connection with such Registration Statement; provided that any such parties shall agree to keep confidential any information so received that is designated in writing by PubCo as confidential;

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(i) cooperate with each Holder and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with the preparation and filing of applications, notices, registrations, and responses to requests for additional information with the Financial Industry Regulatory Authority, Nasdaq, or any other national securities exchange on which the Common Stock is or is to be listed;

(j) in connection with any Underwritten Offering, use its best efforts to obtain and deliver to the underwriters, in the manner and to the extent provided for in the applicable underwriting agreement, one or more “cold comfort” letters from PubCo’s independent registered public accounting firm in customary form and covering such matters of the type customarily covered by cold comfort letters;

(k) use its best efforts to provide (i) a legal opinion of PubCo’s outside counsel, dated the effective date of such Registration Statement and addressed to PubCo, and (ii) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Demand Registration or an Underwritten Offering, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the closing date of the applicable sale, one or more legal opinions of PubCo’s outside counsel, one or more negative assurance letters of PubCo’s outside counsel, and customary certificates executed by authorized officers of PubCo, in each case in customary form and addressed to the underwriters, if any, or, if requested in the case of a non-underwritten offering, to the broker, placement agent, or other agent of the Holders assisting in the sale of the Registrable Securities;

(l) use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the applicable Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) enter into and perform such customary agreements, including underwriting agreements in customary form, and take all such other actions as the Principal Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including making available the executive officers of PubCo and participating in road shows, investor presentations, marketing events, and other selling efforts and effecting a stock split, stock combination, recapitalization, or reorganization to the extent reasonably requested in connection with such offering;

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(n) take all actions to ensure that any Free Writing Prospectus used in connection with any Demand Registration or Piggyback Registration complies in all material respects with the Securities Act, is filed and retained in accordance with the Securities Act to the extent required thereby, and, when taken together with the related prospectus, prospectus supplement, and related documents, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(o) permit any Holder that, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of PubCo to participate in the preparation of such Registration Statement or comparable statement and to allow such Holder to provide language for insertion therein, in form and substance satisfactory to PubCo, which in the reasonable judgment of such Holder and its counsel should be included;

(p) use its best efforts to make Form S-3 or any other short-form registration available for the sale of Registrable Securities, to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate their disposition, and to cooperate with the Holders and any managing underwriter or agent to facilitate the timely preparation and delivery of certificates not bearing restrictive legends, or the removal of any restrictive legends associated with any account at which such Registrable Securities are held, in such denominations and registered in such names as the managing underwriter, agent, or such Holders may request;

(q) if requested by any managing underwriter, include in any prospectus or prospectus supplement updated financial or business information for PubCo’s most recent period or current quarterly period, including estimated results or ranges of results, if required for purposes of marketing the offering in the view of the managing underwriter;

(r) take no direct or indirect action prohibited by Regulation M under the Exchange Act and, to the extent any prohibition is applicable to PubCo, take such action as is necessary to make any such prohibition inapplicable;

(s) if requested by the Principal Holders, cooperate with the Principal Holders, any of their Affiliates, and any managing underwriter or agent on reasonable notice to facilitate any in-kind distribution of Registrable Securities to their respective direct or indirect equityholders or any bona fide gift of Registrable Securities to a charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, including preparing and filing with the Commission such amendments and supplements to the applicable Registration Statement and prospectus as may be necessary to permit the recipients of such distribution or gift to sell in the offering if they so elect;

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(t) if PubCo files an automatic shelf registration statement covering any Registrable Securities, use its best efforts to remain a well-known seasoned issuer, and not become an ineligible issuer, in each case as defined in Rule 405 under the Securities Act, during the period in which such automatic shelf registration statement is required to remain effective; if PubCo does not pay the filing fee covering the Registrable Securities at the time such automatic shelf registration statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and, if such automatic shelf registration statement has been outstanding for at least three (3) years, refile a new automatic shelf registration statement covering the Registrable Securities or, if PubCo is no longer a well-known seasoned issuer, use its best efforts to refile the Shelf Registration Statement on Form S-3 or, if Form S-3 is not available, Form S-1 and keep such registration statement effective for the required period; and

(u) if PubCo files any automatic shelf registration statement for the benefit of holders of any of its securities other than the Holders and the Principal Holders do not request that their Registrable Securities be included therein, then, at the request of the Principal Holders, include in such automatic shelf registration statement such disclosures as may be required by Rule 430B under the Securities Act to ensure that the Holders may be added to such automatic shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment, and file any post-effective amendments necessary to include all disclosure and language necessary to ensure that the Holders may be so added.

Section 3.2 Obligations of Holders.

Each Holder agrees that, as a condition to including any Registrable Securities in a Registration Statement pursuant to this Agreement:

(a) such Holder shall furnish to PubCo in writing, within five (5) Business Days after PubCo’s written request therefor, such information regarding such Holder, the plan of distribution of such Holder’s Registrable Securities, and such other information as PubCo may reasonably request for use in connection with the preparation and filing of such Registration Statement; and

(b) upon receipt of any notice from PubCo of the occurrence of any event of the kind described in Section 3.1(b)(vi) or a Suspension Notice pursuant to Section 3.4, such Holder shall forthwith discontinue its disposition of Registrable Securities pursuant to the applicable Registration Statement until such Holder has received copies of the supplemented or amended prospectus contemplated by Section 3.1(b)(vi), or until such Holder is advised in writing by PubCo that the use of the applicable prospectus may be resumed; and

(c) such Holder shall not sell any Registrable Securities pursuant to the Registration Statement during any Blackout Period.

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Section 3.3 [Reserved].

Section 3.4 Suspension Rights.

(a) PubCo may, upon written notice to all Holders (a “Suspension Notice”), require each Holder to suspend the use of the prospectus included in any Registration Statement for a period not to exceed thirty (30) consecutive days (each such period, a “Blackout Period”) if the Board, in its good faith judgment, determines that the disclosure of material non-public information in connection with such Registration Statement would (i) require PubCo to make a public disclosure of such information at a time when PubCo would not otherwise be required to make such disclosure, and such premature disclosure would be materially adverse to PubCo, or (ii) otherwise materially adversely affect PubCo or a contemplated acquisition, merger, business combination, or other material transaction. PubCo shall give each Holder written notice of the commencement and the termination of each Blackout Period as promptly as practicable.

(b) Notwithstanding the foregoing, PubCo shall not be permitted to exercise its suspension rights under Section 3.4(a) more than two (2) times in any twelve (12)-month period, and the aggregate number of days during which any Blackout Period or Blackout Periods are in effect shall not exceed sixty (60) days in any twelve (12)-month period.

(c) Each Holder agrees to keep confidential the fact that it has received a Suspension Notice and the contents thereof; provided, however, that nothing herein shall prevent any Holder from disclosing such information to its legal counsel, financial advisors, or other advisors or as required by applicable law.

ARTICLE IV

INDEMNIFICATION

Section 4.1 Indemnification by PubCo.

PubCo shall, to the fullest extent permitted by applicable law, indemnify and hold harmless each Holder, each Holder’s Affiliates, and each of their respective officers, directors, managers, members, partners, stockholders, employees, agents, representatives, successors, and assigns, and each Person, if any, who controls each Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Holder Indemnitees”), against any and all losses, claims, damages, liabilities, reasonable costs, and expenses (including reasonable attorneys’ fees) (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, preliminary prospectus, or Free Writing Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that PubCo shall not be required to indemnify any Holder Indemnitee to the extent that any such Losses arise out of or are based upon (i) any untrue statement or omission made in reliance on and in conformity with information furnished to PubCo in writing by such Holder Indemnitee expressly for use in such Registration Statement, prospectus, or amendment or supplement thereto, (ii) such Holder Indemnitee’s use of an outdated or defective prospectus after PubCo has provided such Holder Indemnitee with a corrected prospectus, or (iii) any violation of applicable law by such Holder Indemnitee in connection with the sale of Registrable Securities.

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Section 4.2 Indemnification by Holders.

Each Holder shall, severally and not jointly, to the fullest extent permitted by applicable law, indemnify and hold harmless PubCo and each of its Affiliates, officers, directors, managers, employees, agents, representatives, successors, and assigns, and each Person who controls PubCo within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “PubCo Indemnitees”), against any and all Losses, as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished to PubCo by such Holder in writing expressly for use in such Registration Statement, (ii) such Holder’s use of an outdated or defective prospectus after PubCo has provided such Holder with a corrected prospectus, or (iii) any violation of applicable law by such Holder in connection with the sale of Registrable Securities; provided, however, that in no event shall the aggregate liability of any single Holder under this Section 4.2 exceed the aggregate net proceeds received by such Holder from the sale of Registrable Securities giving rise to such indemnification obligation.

Section 4.3 Conduct of Indemnification Proceedings.

(a) Any Person entitled to indemnification under this Article IV (an “Indemnified Party”) shall give prompt written notice to the indemnifying party (the “Indemnifying Party”) of the commencement of any action, claim, suit, investigation, or proceeding (each, a “Proceeding”) with respect to which such Indemnified Party seeks indemnification pursuant to this Article IV; provided, however, that the failure to give such prompt written notice shall not release, waive, or otherwise affect the Indemnifying Party’s indemnification obligations, except to the extent that the Indemnifying Party is materially prejudiced by such failure.

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(b) The Indemnifying Party shall have the right, exercisable by delivering written notice to the Indemnified Party within twenty (20) Business Days after receipt of written notice from the Indemnified Party of the commencement of such Proceeding, to assume the defense of such Proceeding using counsel reasonably acceptable to the Indemnified Party, at the Indemnifying Party’s own cost and expense. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party fails promptly to assume or diligently to conduct the defense of such Proceeding, or (iii) the Indemnified Party shall have been advised by its counsel that representation of the Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate due to an actual or potential conflict of interest between them.

(c) No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned, or delayed), effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding and (ii) does not include any injunctive or other non-monetary relief binding upon the Indemnified Party.

Section 4.4 Contribution.

(a) If the indemnification provided for in Section 4.1 or Section 4.2 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an Indemnified Party with respect to any Losses, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the actions, statements, or omissions that resulted in such Losses, as well as any other relevant equitable considerations.

(b) The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(c) Notwithstanding the foregoing, no Holder shall be required to contribute, in the aggregate, any amount in excess of the aggregate net proceeds received by such Holder from the sale of the Registrable Securities giving rise to such contribution obligation.

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(d) The parties hereto agree that it would not be just and equitable if the contribution provided for in this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 4.4. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 4.5 Survival.

The indemnification and contribution obligations set forth in this Article IV shall survive the transfer of Registrable Securities and shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party or any of its officers, directors, or controlling persons.

ARTICLE V

RULE 144 REPORTING

Section 5.1 Rule 144 Covenant.

With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of Registrable Securities to the public without registration, PubCo agrees to use its best efforts to:

(a) make and keep adequate current public information available, as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required to be filed under the Securities Act and the Exchange Act;

(c) so long as any Holder holds Registrable Securities, furnish to such Holder, promptly upon request, a written statement by PubCo as to its compliance with the reporting requirements of Rule 144; and

(d) take such further action as any Holder may reasonably request to the extent necessary to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

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ARTICLE VI

MISCELLANEOUS

Section 6.1 Registration Expenses.

All Registration Expenses shall be borne by PubCo. Each Holder shall bear the cost of any underwriting discounts and commissions and transfer taxes attributable to the sale of such Holder’s Registrable Securities.

Section 6.2 Transfer of Registration Rights.

The rights of a Holder under this Agreement with respect to Registrable Securities may be transferred or assigned to any Person to whom such Holder transfers or assigns Registrable Securities; provided that (i) PubCo is given written notice at least five (5) Business Days prior to such transfer or assignment stating the name and address of the proposed transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned, (ii) such proposed transferee or assignee agrees in writing to be bound by and comply with all of the terms and provisions of this Agreement by executing a joinder agreement in form and substance reasonably satisfactory to PubCo, and (iii) such transfer or assignment is effected in compliance with applicable securities laws. Any purported transfer or assignment of registration rights that does not comply with this Section 6.2 shall be void ab initio.

Section 6.3 Amendments and Waivers.

Any provision of this Agreement may be amended or waived only if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by PubCo and the Principal Holders, or in the case of a waiver, by the party against whom the waiver is to be effective. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 6.4 Notices.

All notices and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand (with written confirmation of receipt), when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), when sent by email (with confirmation of transmission) if sent during normal business hours of the recipient (and if sent after normal business hours, then on the next Business Day), or on the third day after mailing by certified or registered mail, return receipt requested, postage prepaid. Notices to PubCo shall be addressed to PubCo at its address set forth in Section 9.02 of the Merger Agreement, and notices to any Holder shall be addressed to such Holder at the address set forth on such Holder’s signature page hereto (or such other address as such Holder may designate by notice to PubCo in accordance with this Section 6.4).

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Section 6.5 Governing Law; Jurisdiction.

(a)	This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(b)	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 6.6 Waiver of Jury Trial.

EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6.

Section 6.7 Specific Performance.

The parties acknowledge that the obligations of PubCo under this Agreement are unique, that the Holders would not have an adequate remedy at law for money damages in the event that any covenant or agreement of PubCo in this Agreement were not performed in accordance with its terms, and therefore agree that the Holders shall be entitled, in addition to any other remedies to which they may be entitled at law or in equity, to seek injunctive relief or other equitable relief to prevent or remedy any breach or threatened breach of, and to enforce specifically the terms of, this Agreement, without the necessity of proving actual damages or posting any bond or other security.

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Section 6.8 Entire Agreement.

This Agreement, together with the Merger Agreement and the agreements referred to therein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, among the parties with respect to such subject matter.

Section 6.9 Severability.

If any provision of this Agreement is held to be invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any other jurisdiction, and the parties shall endeavor in good faith to modify this Agreement to give effect to the original intent of the parties as closely as possible.

Section 6.10 Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission (including in .pdf or DocuSign format) shall be effective as delivery of a manually executed counterpart.

Section 6.11 Headings.

The headings in this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 6.12 No Third-Party Beneficiaries.

Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein with respect to the Indemnified Parties in Article IV.

Section 6.13 No Presumption Against Drafting Party.

The parties acknowledge that each party has had the opportunity to be represented by counsel in connection with the negotiation and drafting of this Agreement, and therefore no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

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Section 6.14 Termination.

This Agreement shall terminate and be of no further force or effect upon the earlier of (i) the date on which there are no longer any Registrable Securities outstanding and (ii) the mutual written agreement of PubCo and the Principal Holders to terminate this Agreement; provided, however, that the provisions of Article IV (Indemnification) and this Article VI shall survive any such termination.

Section 6.15 No Recourse. Notwithstanding anything to the contrary in this Agreement, PubCo and each Holder agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, will be had against any current or future director, officer, employee, general or limited partner or member of any Holder or any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

Section 6.16 Dividends, Recapitalizations, Etc. If at any time or from time to time there is any change in the capital structure of PubCo by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

Section 6.17 Current Public Information. At all times after PubCo has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, PubCo will file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as the Principal Holders may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PUBCO:

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

By:	/s/ Geordan Pursglove
Name:	Geordan Pursglove
Title:	Chief Executive Officer

HOLDERS:

[HOLDER]

By:	[signature pages on file with the Company]
Name:
Address:
Email:

[Signature Page to Registration Rights Agreement]